Exhibit 10.07.02.02

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

This Second Amendment to the Asset Purchase Agreement (“Amendment”), is entered into as of July 27, 2016, and amends the Asset Purchase Agreement for FM Translator construction permit W222BT, FCC Facility ID 142973, made and entered into as of the 18th of May, 2016 (the “Agreement”), by and between Delmarva Educational Association (“Seller”) and Pennsylvania Media Associates, Inc. (“Buyer”).

RECITAL

The purpose of this Amendment is to change the proposed primary station to be designated in the modification of the Permit that Buyer is allowed to file under the Agreement.

AGREEMENT

In consideration of the mutual covenants and agreements set forth herein, the parties, intending to be legally bound, hereby agree as follows:

1.          Amendment to Section 10. Section 10 of the Agreement shall be amended by deleting the existing second sentence of that Section and replacing it with the following sentence: “Such application shall be prepared and filed in accordance with the procedure specified by the FCC pursuant to MB Docket 13-249 to request modifications to the Permit and/or a change in the transmitter site for the Permit to a location designated by Buyer which, if approved by the FCC, will permit the Translator to be used as a fill-in for Buyer’s AM radio station WGUL(AM).”

2.          Continued Effect of the Agreement. All capitalized terms not defined herein shall have the same meaning as in the Agreement. Except as expressly modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect and be binding on the parties. This Amendment may not be modified, renewed, extended, or discharged except by a further amendment to the Agreement in writing, signed by both parties.

3.          Effective Date of this Amendment. This Amendment shall be effective as of July 25, 2016.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

PENNSYLVANIA MEDIA ASSOCIATES, INC.	DELMARVA EDUCATIONAL ASSOCIATION

/s/ Christopher J. Henderson	/s/ Nancy. A. Epperson
By: Christopher J. Henderson	By: Nancy A. Epperson
Its: Senior Vice President/Secretary	Its: President

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